UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2006

NETWORTH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27842 (Commission File Number)	54-1778587 (I.R.S. Employer Identification No.)

101 SW 11th Avenue, Boca Raton, Florida 33486
(Address of Principal Executive Office) (Zip Code)

(561) 392-6010
(Registrant’s telephone number, including area code)

6499 NW 9th Avenue, Suite 304
Fort Lauderdale, Florida 33309
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry Into A Material Definitive Agreement

On April 4, 2006 NetWorth Technologies (“NetWorth” or the “Company”) and its wholly-owned subsidiary, Solution Technology International, Inc. (“STI”), entered into a series of agreements with Cornell Capital Partners, LP (“Cornell Capital”) and its affiliate, Montgomery Equity Partners, Ltd. (“Montgomery”). NetWorth received a new loan of $1,000,000 from Cornell Capital for which NetWorth issued a secured convertible debenture. Many of the agreements amend and restate the agreements that NetWorth entered into in December 2005 with Cornell Capital and Montgomery. The standby equity distribution agreement between Cornell Capital and the Company was terminated.

Secured Convertible Debenture. NetWorth entered into a secured convertible debenture in the principal amount of $1,000,000 dated April 4, 2006 and due April 4, 2008. The debenture carries an interest rate of 8%. NetWorth has an option to redeem a portion or all amounts outstanding under the amended and restated convertible debenture upon three days advance written notice provided that the closing bid price of NetWorth’s common stock is is less than $.005 (or the market price upon the completion of a 150:1 reverse stock split by NetWorth as proposed in its Schedule 14C now under SEC review). Cornell Capital has a right to convert the debenture into shares of NetWorth common stock based upon a quotient obtained by dividing (i) the outstanding amount of the convertible debenture by the (ii) the conversion price which is equal to the lesser of $.005 (or the market price upon the completion of a 150:1 reverse stock split by NetWorth as proposed in its Schedule 14C now under SEC review) or 80% of the lowest closing bid price of NetWorth’s common stock during the thirty trading days immediately prior to the conversion date. In the event NetWorth does not have enough shares of common stock authorized or listed or quoted on the OTCBB or it cannot timely satisfy the conversion sought by Cornell Capital, then Cornell Capital can demand cash equal to the product of the outstanding principal amount to be converted plus any interest due provided by the conversion price and multiplied by the highest closing price of the stock from the date of the conversion notice until the date that such cash payment is made. Cornell Capital cannot convert the debenture or receive shares of NetWorth common stock if it would beneficially own in excess of 4.9% of NetWorth’s issued and outstanding shares of common stock at the time of such conversion, such determination to be made by Cornell Capital.

Under the terms of the convertible debenture so long as any principal amount or interest is owed, NetWorth cannot, without the prior consent of Cornell Capital (i) issue or sell any common or preferred stock with or without consideration, (ii) issue or sell any preferred stock, warrant, option, right, contract or other security or instrument granting the holder thereof the right to acquire common stock with or without consideration, (iii) enter into any security instrument granting the holder of security interest in any of NetWorth's assets or (iv) file any registration statement on Form S-8. Under the terms of the convertible debenture there are a series of events of default, including failure to pay principal and interest when due, NetWorth’s common stock ceasing to be quoted for trading or listing on the OTCBB and shall not again be quoted or listed for trading within five trading days of such listing, NetWorth being in default of any other debentures that NetWorth has issued to Cornell Capital. Following an event of default and while the event of default is not cured, Cornell Capital may accelerate all amounts due and payable in cash or elect to convert such amounts to common stock having a conversion price of the lower of $.005 per share (or the market price upon the completion of a 150:1 reverse stock split by NetWorth as proposed in its Schedule 14C now under SEC review) or the lowest closing bid price during the thirty days immediately preceding the conversion date.

Termination Agreement. The standby equity distribution agreement, registration rights agreement, escrow agreement and placement agent agreement, each dated December 20, 2005, were cancelled. Cornell Capital, however, retained the $400,000 Compensation Debenture in connection with the standby equity distribution agreement, the material terms of which are the same as the amended and restated secured convertible debenture described below.

Second Amended and Restated Secured Convertible Debenture. NetWorth entered into a second amended and restated convertible debenture in the principal amount of $642,041 dated April 4, 2006. NetWorth has assumed the obligations of STI to Cornell Capital under two secured debentures each in the amount of $300,000 issued on June 29, 2004 and August 23, 2004, respectively plus accrued interest of $42,041. Interest payments are to be paid monthly in arrears commencing April 4, 2006 and continuing for the first day of each calendar month thereafter that any amounts due under the convertible debenture are due and payable. The interest includes a redemption premium of 20% in addition to interest set at an annual rate of 8%. Monthly principal payments are to commence April 4, 2006 with any outstanding principal and interest to be paid in full no later than April 4, 2008.

NetWorth has an option to redeem a portion or all amounts outstanding under the amended and restated convertible debenture upon three days advance written notice. Cornell Capital has a right to convert the debenture into shares of NetWorth common stock based upon a quotient obtained by dividing (i) the outstanding amount of the convertible debenture by the (ii) the conversion price which is equal to the lesser of $.005 (or the market price upon the completion of a 150:1 reverse stock split by NetWorth as proposed in its Schedule 14C now under SEC review) or 80% of the lowest closing bid price of NetWorth’s common stock during the thirty trading days immediately prior to the conversion date. In the event NetWorth does not have enough shares of common stock authorized or listed or quoted on the OTCBB or it cannot timely satisfy the conversion sought by Cornell Capital, then Cornell Capital can demand cash equal to the product of the outstanding principal amount to be converted plus any interest due divided by the conversion price and multiplied by the highest closing price of the stock from the date of the conversion notice until the date that such cash payment is made. Cornell Capital cannot convert the debenture or receive shares of NetWorth common stock if it would beneficially own in excess of 4.9% of our issued and outstanding shares of common stock at the time of such conversion, such determination to be made by Cornell Capital.

Under the terms of the convertible debenture so long as any principal amount or interest is owed, NetWorth cannot, without the prior consent of Cornell Capital (i) issue or sell any common or preferred stock with or without consideration, (ii) issue or sell any preferred stock, warrant, option, right, contract or other security or instrument granting the holder thereof the right to acquire common stock with or without consideration, (iii) enter into any security instrument granting the holder of security interest in any of NetWorth's assets or (iv) file any registration statement on Form S-8. Under the terms of the convertible debenture there are a series of events of default, including failure to pay principal and interest when due, the common stock ceasing to be quoted for trading or listing on the OTCBB and not again being quoted or listed for trading within five trading days of such listing, or if NetWorth being in default of any other debentures issued by NetWorth to Cornell Capital. Following an event of default, and while the event of default is not cured, Cornell Capital may accelerate all amounts due and payable in cash or elect to convert such amounts to common stock having a conversion price of $.01 per share.

Amended and Restated Investor Registration Rights Agreement. On April 4, 2006 NetWorth entered into an amended and restated registration rights agreement with Cornell Capital. Under the terms of the registration rights agreement NetWorth is obligated to register on Form SB-2 or any other applicable form the shares of its common stock issuable to Cornell Capital upon conversion of the $1,000,000 convertible debenture, the warrant shares be to be issued under the warrant to Cornell Capital described above, the $642,041 convertible debenture issued to Cornell Capital, the $256,757 debenture issued to Montgomery and the warrant shares to issued under the warrant to Montgomery. NetWorth will pay all expenses in connection with such registration. NetWorth is required to file with the SEC in a timely manner all reports or other documents required under the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended to allow Cornell Capital and Montgomery to take advantage of Rule 144 under the Securities Act of 1933 (as amended).

Amended and Restated Security Agreement. NetWorth entered into a security agreement dated April 4, 2006 with Cornell Capital and Montgomery. Under the terms of the security agreement, NetWorth provided a blanket lien to Cornell Capital and Montgomery to secure its obligations under the convertible debentures issued to Cornell Capital and Montgomery, respectively. Under the terms of the security agreement NetWorth is not allowed to permit any debts or liens against NetWorth’s property other than the lien previously granted by STI to Crosshill Georgetown Capital under the terms of a loan agreement for $750,000 plus interest between STI and Crosshill Georgetown Capital that NetWorth has assumed following the merger between NetWorth and STI.

Amended and Restated Pledge and Escrow Agreement. NetWorth entered into a pledge and escrow agreement dated April 4, 2006 with Cornell Capital, Montgomery, Dan L. Jonson and David Gonzales, Esq., acting as escrow agent. Under the terms of the pledge and escrow agreement, Dan L. Jonson, President and CEO of STI, pledged his shares of NetWorth to secure NetWorth's obligations under the convertible debenture issued to Cornell Capital and to Montgomery under the securities purchase agreement between NetWorth and Montgomery. Mr. Jonson's shares are being held by David Gonzales, Esq., who is a principal with Cornell Capital. In the event of default under the pledge and escrow agreement, that includes failure of Montgomery or STI to comply with any of the agreements between themselves and either Montgomery or Cornell Capital, Mr. Jonson's pledged shares can be sold to cover any of the obligations owed by NetWorth or STI to Cornell Capital and Montgomery under the various financing agreements discussed here. The pledged shares shall be returned to Mr. Jonson upon payment in full of all amounts owed to Cornell Capital and Montgomery under the convertible debentures.

Irrevocable Transfer Agent Instructions Agreement. NetWorth entered into an irrevocable transfer agent instructions agreement dated April 4, 2006 among NetWorth's transfer agent, Olde Montmouth Stock Transfer Company, Cornell Capital and David Gonzales, Esq., as escrow agent. Under the terms of the irrevocable transfer agent instructions, NetWorth's common stock to be issued upon conversion of the convertible debentures for $1,000,000 and $400,000 and any interest and liquidated damages to be converted into shares of NetWorth's common stock, Olde Monmouth is required to issue those shares to Cornell Capital upon receiving a duly executed conversion notice described in the irrevocable transfer instructions. NetWorth confirmed under the terms of the irrevocable transfer agent instructions that the conversion shares shall be freely transferable on our books and records and not bear any legend restricting transfer. The transfer agent has agreed to reserve for issuance to Cornell Capital sufficient shares of common stock should Cornell Capital elect to convert any of NetWorth's obligations under the convertible debenture into shares of NetWorth's common stock.

Warrant. NetWorth issued a warrant for 639,834 shares of its common stock (subject to adjustment for stock splits, stock dividends and recapitalizations) to Montgomery at an exercise price of $0.01 per share. The warrant is exercisable until December 20, 2008. Montgomery cannot exercise the warrant if doing so would cause it to beneficially own in excess of 4.99% of the total issued and outstanding shares of NetWorth common stock unless the exercise is made within sixty days prior to December 20, 2008. The shares issued upon excise of the warrant have piggyback and demand registration rights set forth in the registration rights agreement described above

Securities Purchase Agreement. NetWorth entered into a securities purchase agreement dated April 4, 2006 with Cornell Capital. The securities purchase agreement relates to the $1,000,000 secured convertible debenture described above. In accordance with the securities purchase agreement, NetWorth agreed to enter into (i) an amended and restated investor registration rights agreement to provide registration rights under the Securities Act of 1933, as amended, for shares of NetWorth common stock that could be issued upon conversion of the amounts owed for principal and interest under the convertible debentures described above, (ii) an amended and restated security agreement to provide a blanket lien against our property as described above, (iii) an amended and restated pledge and escrow agreement under which Mr. Jonson pledged his shares of NetWorth’s common stock to Cornell and Montgomery, (iv) a second amended and restated security agreement among NetWorth, Cornell Capital, Montgomery and STI and (v) an irrevocable transfer agent instructions letter agreement described above.

Under the securities purchase agreement NetWorth agreed to preserve an adequate number of shares to effect any right of conversion exercised by Cornell Capital under the warrant and the convertible debenture described above. NetWorth also agreed to pay Yorkville Advisors Management, LLC, a company affiliated with Montgomery and Cornell Capital, a fee equal to 10% of the purchase price or $100,000 and a structuring fee to Yorkville Advisors Management, LLC of $10,000.

Second Amended and Restated Subsidiary Security Agreement. STI entered into a second amended and restated subsidiary security agreement dated April 4, 2006. The material terms of the second amended and restated subsidiary security agreement are the same as the security agreement that NetWorth executed with Cornell Capital described above.

Amended and Restated Guaranty. STI entered into an amended and restated guaranty dated April 4, 2006 with Cornell Capital under which it guaranteed as a direct obligor NetWorth’s payment and performance under the $1,000,000 convertible debenture described above, the $400,000 convertible debenture described above, and the $642,041 and the $256,757 convertible debenture issued by NetWorth to Montgomery, including all collection fees incurred by Cornell Capital and Montgomery should they have to seek enforcement of their rights under the amended and restated guaranty.

Amended and Restated Secured Convertible Debenture. NetWorth entered into amended and restated secured convertible debenture with Montgomery in the amount of $256,754 due April 4, 2008. This debenture has similar redemption, conversion and remedies upon an event of default as the second amended and restated secured convertible debenture described above.

Amended and Restated Convertible Compensation Debenture. NetWorth entered into an amended and restated convertible compensation debenture in the amount of $400,000 due April 4, 2008. The debenture is for a fee to be paid to Cornell Capital in connection with the now terminated stand by equity distribution agreement. This debenture has similar redemption, conversion and remedies upon an event of default as the second amended and restated secured convertible debenture described above.

The foregoing is a summary of the secured convertible debenture, the termination agreement, the second amended and restated secured convertible debenture, the amended and restated investor registration rights agreement, the amended and restated pledge and escrow agreement, the amended and restated security agreement, the irrevocable transfer agent instructions agreement, the warrant, the securities purchase agreement, the second amended and restated subsidiary security agreement, the amended and restated guaranty, the amended and restated secured convertible debenture and the amended and restated convertible compensation debenture and is qualified in its entirety by reference to these agreements, copies of which are attached as Exhibits to this Form 8-K and incorporated by reference into this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Secured Convertible Debenture dated April 4, 2006 between Cornell Capital and the Company.
10.2	Termination Agreement dated April 4, 2006 between Cornell Capital and the Company.
10.3	Second Amended and Restated Secured Convertible Debenture dated April 4, 2006 between Cornell Capital and the Company.
10.4	Amended and Restated Investor Registration Rights Agreement dated April 4, 2006 between Cornell Capital and the Company.
10.5	Amended and Restated Security Agreement dated April 4, 2006 among Cornell Capital, Montgomery Equity Partners and the Company.
10.6	Amended and Restated Pledge and Escrow Agreement dated April 4, 2006 among Cornell Capital, Montgomery, Dan L. Jonson and David Gonzales, Esq.
10.7	Irrevocable Transfer Agent Instructions Agreement dated April 4, 2006 among Olde Monmouth Stock Transfer Company, Cornell Capital and David Gonzales, Esq.
10.8	Warrant dated April 4, 2006 between Montgomery and the Company.
10.9	Securities Purchase Agreement dated April 4, 2006 between Cornell Capital and the Company.
10.10	Second Amended and Restated Subsidiary Security Agreement dated April 4, 2006 between Cornell Capital and Solution Technology International.
10.11	Amended and Restated Guaranty dated April 4, 2006 between Cornell Capital and Solution Technology International.
10.12	Amended and Restated Secured Convertible Debenture dated April 4, 2006 between Montgomery and the Company.
10.13	Amended and Restated Convertible Compensation Debenture dated April 4, 2006 between Cornell Capital and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NETWORTH TECHNOLOGIES, INC.

Date: April 10, 2006	By:	/s/ Anthony Joffe
Anthony Joffe
President